                                                                    Exhibit 10.3

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of June 30, 2003, is entered into by and between Alleghany Insurance Holdings LLC, a Delaware limited liability company ("Assignor"), and RSUI Group, Inc., a Delaware corporation ("Assignee").

                                  WITNESSETH:

                  WHEREAS, Assignor is a party to that certain Acquisition Agreement, dated as of June 6, 2003 (the "Acquisition Agreement"), by and between Assignor and Royal Group, Inc. ("Royal"); and

                  WHEREAS, Assignor desires to assign to Assignee all of Assignor's rights under the Acquisition Agreement and Assignee desires to assume all of Assignor's obligations of Assignor under the Acquisition Agreement, subject to the terms of this Assignment.

                  NOW, THEREFORE, in consideration of the foregoing premises and the following mutual terms and conditions, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Assignment of Rights. Subject to the terms and conditions of this Assignment, Assignor hereby agrees to assign, transfer, convey and deliver any and all of its rights under the Acquisition Agreement and Assignee hereby agrees to the assignment, transfer, conveyance and delivery of such rights.

                  2. Assumption of Liabilities. Subject to the terms and conditions of this Assignment, assignee hereby agrees to assume, pay, perform and discharge all debts, obligations and liabilities of every kind, character or description of Assignor under the Acquisition Agreement.

                  3.  Discharge. Assignor acknowledges that, in accordance with
Section 17.8 of the Acquisition Agreement, as between Assignor and Royal, this Assignment shall not relieve Assignor of any of its obligations under the Acquisition Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the day and year first written above.

                                      ALLEGHANY INSURANCE
                                      HOLDINGS LLC

                                      By:  /s/ Weston M. Hicks
                                         ------------------------
                                        Name:  Weston M. Hicks
                                        Title: Chief Executive Officer



                                      RSUI GROUP,INC.

                                      By:  /s/ James P. Slattery
                                         -------------------------
                                        Name:  James P. Slattery
                                        Title: President